                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)    NOVEMBER 16, 2000

                      HEALTHCARE REALTY TRUST INCORPORATED

             (Exact name of registrant as specified in its chapter)

           MARYLAND                      1-11852                 62-1507028
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)

                                 (615) 269-8175

              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

         The Securities and Exchange Commission has adopted Regulation FD requiring registrants to disclose to the public any material, nonpublic information which it has disclosed, intentionally or unintentionally, to other parties, such as securities analysts, other securities market professionals and institutional investors. As a result of this new regulation, Healthcare Realty Trust Incorporated issued a press release on October 26, 2000 containing its quarterly earnings report and directing interested parties to the Company's website (www.healthcarerealty.com) for additional detailed information. As additional public disclosure, the Company is filing its Supplemental Data Report which was contained on its website.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c) Exhibits

   99.1 Supplemental Data Report, dated as of November 16, 2000, for the three months ended September 30, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHCARE REALTY TRUST INCORPORATED

                                        By: /s/ Timothy G. Wallace
                                           ----------------------------------
                                                   Timothy G. Wallace

                                            Executive Vice President, Finance
                                               and Chief Financial Officer

Date:  November 16, 2000